                                                                    EXHIBIT 10.1

                    AMENDMENT TO THE FINLAY ENTERPRISES, INC.

                          1997 LONG TERM INCENTIVE PLAN

     Effective on and after May 8, 2006, subject to approval of the stockholders of Finlay Enterprises, Inc. (the "Corporation") as provided under any applicable law, regulation or stock exchange rule, the 1997 Long Term Incentive Plan, as amended (the "1997 Plan"), of the Corporation is further amended pursuant to
Section 9.5 thereof in the following respect:

     1. The first sentence of Section 5.1 of the 1997 Plan is hereby deleted and the following sentence is hereby substituted therefor:

     "Subject to adjustment as provided in Section 8 hereof, the total number of shares of Common Stock reserved for delivery to participants in connection with
Awards under the Plan shall be 2,125,000".

     2. Except as amended hereby, the 1997 Plan shall remain in full force and effect, without change or modification.

                                       BY ORDER OF THE BOARD OF DIRECTORS
                                       OF FINLAY ENTERPRISES, INC.